SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-12

                              OSHKOSH CORPORATION
                (Name of Registrant as Specified In Its Charter)

                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                       ICAHN PARTNERS MASTER FUND II L.P.
                      ICAHN PARTNERS MASTER FUND III L.P.
                         HIGH RIVER LIMITED PARTNERSHIP
                             HOPPER INVESTMENTS LLC
                                 BARBERRY CORP.
                                ICAHN ONSHORE LP
                               ICAHN OFFSHORE LP
                               ICAHN CAPITAL L.P.
                                   IPH GP LLC
                        ICAHN ENTERPRISES HOLDINGS L.P.
                          ICAHN ENTERPRISES G.P. INC.
                                 BECKTON CORP.
                                 CARL C. ICAHN
                                 A.B. KRONGARD
                              VINCENT J. INTRIERI
                                SAMUEL MERKSAMER
                               JOSE  MARIA ALAPONT
                              DANIEL A. NINIVAGGI
                               MARC F. GUSTAFSON
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

              [PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION]
                      2012 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                              OSHKOSH CORPORATION
                              ___________________

                                PROXY STATEMENT

                            DATED _________________

                                       OF

                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                       ICAHN PARTNERS MASTER FUND II L.P.
                      ICAHN PARTNERS MASTER FUND III L.P.
                         HIGH RIVER LIMITED PARTNERSHIP
                             HOPPER INVESTMENTS LLC
                                 BARBERRY CORP.
                                ICAHN ONSHORE LP
                               ICAHN OFFSHORE LP
                               ICAHN CAPITAL L.P.
                                   IPH GP LLC
                        ICAHN ENTERPRISES HOLDINGS L.P.
                          ICAHN ENTERPRISES G.P. INC.
                                 BECKTON CORP.
                                 CARL C. ICAHN
                                 A.B. KRONGARD
                              VINCENT J. INTRIERI
                                SAMUEL MERKSAMER
                               JOSE MARIA ALAPONT
                              DANIEL A. NINIVAGGI
                               MARC F. GUSTAFSON
                              __________________

To Our Fellow Oshkosh Shareholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to Shareholders ("Shareholders") of Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903 ("Oshkosh," the "Corporation" or the "Company") in connection with the solicitation of proxies by Carl C. Icahn and the Participants (as hereinafter defined), to be used at the 2012 Annual Meeting (the "Annual Meeting") of Shareholders of Oshkosh which is scheduled to be held at [ ], on [ ], at 10:00 a.m. (Central Standard Time), and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Shareholders on or about [ ].

     At the Annual Meeting, the Participants will seek to elect to the Board of Directors ("Board") of Oshkosh the following persons (each a "Nominee" and collectively, the "Nominees"):

                                 A.B. KRONGARD
                              VINCENT J. INTRIERI
                                SAMUEL MERKSAMER
                              JOSE  MARIA ALAPONT
                              DANIEL A. NINIVAGGI
                               MARC F. GUSTAFSON

     The Icahn Parties (as hereinafter defined) believe that the Nominees have impressive qualifications and that their experience would be extremely beneficial to Oshkosh and, therefore, its shareholders. Mr. Krongard has an impressive background as a leader in both the private and public sectors, having served as Chairman and Chief Executive Officer of Alex. Brown Incorporated, the nation's oldest investment banking firm, and as Executive Director of the Central Intelligence Agency. Mr. Intrieri has significant experience as a director of various companies which enables him to understand the complex business and financial issues that a company may face. Mr. Merksamer has a strong record as a financial analyst and has served on a number of public and private boards, which has provided him with a broad understanding of the operational, financial and strategic issues facing public and private companies. Mr. Alapont is a highly accomplished executive with more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, with business and operations responsibilities in the Europe, Middle East and Africa, Asia Pacific, and Americas regions. Mr. Ninivaggi has a strong background in operations and management having served in various executive roles and having

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

served on a number of public and private boards, including Motorola Mobility and CIT Group. Mr. Gustafson has a long and successful career in the transportation industry, particularly the heavy truck industry, having served as an executive officer of various companies in that industry. The Icahn Parties believes that these individuals' knowledge of operations, investments, corporate finance and law will significantly improve the expertise and leadership of the Board.

     Each of our Nominees has consented to being named in this Proxy Statement, including as a nominee, and to serve as a director of the Corporation if so elected.

     Under the proxy rules we may only solicit proxies for our Nominees, which would result in limiting the ability of Shareholders that would like to vote for our Nominees to exercise their voting rights to vote for up to a full complement of thirteen directors. Alternatively, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Oshkosh nominees other than those Oshkosh nominees we specify. This would enable a Shareholder who desires to vote for up to a full complement of thirteen director nominees to use the GOLD proxy card to vote for our Nominees as well as the Oshkosh nominees for whom we are seeking authority to vote other than those nominees as to which the Shareholder specifically withholds our authority to vote for. We have determined to nominate a slate of six Nominees, A.B. Krongard, Vincent J. Intrieri, Samuel Merksamer, Jose Maria Alapont, Daniel A. Ninivaggi and Marc F. Gustafson and are seeking authority to vote for all of the Oshkosh nominees other than [ ]. As a result, should a Shareholder so authorize us, on the GOLD proxy card, we would cast votes for our six Nominees and seven Oshkosh nominees. None of the Oshkosh nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

     THE PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD FOR A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON AS DIRECTORS.

     The Nominees and each of the other Participants have no interest in Oshkosh other than through the beneficial ownership (if any) of shares of Common Stock, par value $0.01 per share, of Oshkosh (the "Common Stock") or other securities (if any) of Oshkosh, except as disclosed herein, including the Annexes hereto, and in the case of each of Messrs. Krongard, Alapont and Gustafson, pursuant to an agreement in which certain affiliates of Carl C. Icahn have agreed to pay each of Mr. Krongard and Mr. Gustafson $25,000 and to indemnify each of Messrs. Krongard, Alapont and Gustafson with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement") and (i) in the case of each of Mr. Intrieri and Mr. Alapont, through his investment in Icahn Partners LP and (ii) in the case of Mr. Ninivaggi, through certain options to purchase depositary units of Icahn Enterprises L.P.

     A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL SHAREHOLDERS OF OSHKOSH. THE PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON.

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

                                   IMPORTANT

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of Oshkosh's Common Stock at a meeting at which a quorum is present in person or represented by proxy. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee.

     WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY OSHKOSH. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

     If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote the shares of Common Stock in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERS CALL COLLECT:  (212) 269-5550

    THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY THE PARTICIPANTS, ARE AVAILABLE FREE OF CHARGE ONLINE AT WWW.DFKING.COM/OSK.

     Only holders of record of Oshkosh's Common Stock as of the close of business on [ ] (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Oshkosh filed with the Securities and Exchange Commission ("Oshkosh's Proxy Statement") for the Annual Meeting, as of the Record Date, there were outstanding [ ] shares of Common Stock. Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Oshkosh held on the Record Date.

     As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of [ ] shares of Common Stock, representing approximately [ ] of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares of Common Stock FOR the election of the Nominees.

     VOTE FOR THE NOMINEES BY USING THE ENCLOSED GOLD PROXY. PLEASE VOTE TODAY - BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

PARTICIPANTS IN SOLICITATION OF PROXIES

     In addition to the Nominees (who are A.B. Krongard, Vincent J. Intrieri, Samuel Merksamer, Jose Maria Alapont, Daniel A. Ninivaggi and Marc F. Gustafson), the participants in the solicitation of proxies (the "Participants") from Shareholders of Oshkosh include the following: Carl C. Icahn, a citizen of the United States, High River Limited Partnership, a Delaware limited partnership ("HighRiver"), Hopper Investments LLC, a Delaware limited liability company ("Hopper"), Barberry Corp., a Delaware corporation ("Barberry"), Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands limited partnership ("Icahn Master"), Icahn Partners Master Fund II L.P., a Cayman Islands limited partnership ("Icahn Master II"), Icahn Partners Master Fund III L.P., a Cayman Islands limited partnership ("Icahn Master III"), Beckton Corp., a Delaware corporation ("Beckton"), Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn
Enterprises GP"), Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings"), IPH GP LLC, a Delaware limited liability company ("IPH"), Icahn Capital LP, a Delaware limited partnership ("IcahnCapital"), Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore").

     Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River (collectively, the "Icahn Parties"), are entities controlled by Mr. Carl
C. Icahn. Each of Vincent J. Intrieri, Samuel Merksamer and Daniel A. Ninivaggi is employed by entities affiliated with Carl Icahn who will participate in soliciting proxies from Oshkosh's Shareholders. Mr. Jose Maria Alapont is the president, chief executive officer and a director of Federal-Mogul Corporation, a NASDAQ listed auto parts supplier ("Federal-Mogul"). Icahn Enterprises L.P. ("Icahn Enterprises") is the owner of approximately 77% of the outstanding shares of common stock of Federal Mogul. Carl C. Icahn is the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.7% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises. Carl C. Icahn is also the chairman of the board of directors of Federal Mogul. Except as described herein, none of Messrs. Intrieri, Merksamer, Ninivaggi or Alapont beneficially owns any interest in securities of Oshkosh and none of Messrs. Intrieri, Merksamer, Ninivaggi or Alapont will receive any special compensation in connection with such solicitation of proxies from Oshkosh's Shareholders.

     Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Oshkosh effected during the past two years and their beneficial ownership of securities of Oshkosh.

     With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Oshkosh, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by Oshkosh or its affiliates or (B) any future transactions to which Oshkosh or any of its affiliates will or may be a party.

PROPOSAL  1  --  ELECTION  OF  DIRECTORS

     Article II, Section 2.11 of Oshkosh's By-laws provides that nominations of persons for election to the Board of Directors of the Corporation may be made at an Annual Meeting " by any shareholder of the corporation who (1) is a shareholder of record at the time of giving of notice provided for in this
Section 2.11, (2) is entitled to vote with respect to such nomination or other business at the meeting under the articles of incorporation and (3) complies with the notice procedures set forth in this Section 2.11." On November 4, 2011, High River, a record holder of Common Stock, delivered timely notice in accordance with the foregoing, notifying Oshkosh that High River intends to nominate and will seek to elect at the Annual Meeting - A.B. Krongard, Vincent
J.  Intrieri, Samuel Merksamer, Jose Maria Alapont, Daniel A. Ninivaggi and Marc
F. Gustafson as members of the board of directors of Oshkosh. Each Nominee, if elected, would serve a one-year term and hold office until the 2013 annual meeting of Shareholders and until a successor has been duly elected. Background information about each of the Nominees is set forth below and the Annexes attached hereto.

     According to Oshkosh's Proxy Statement, the Board of Oshkosh intends to nominate thirteen candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect A.B. Krongard, Vincent J. Intrieri, Samuel Merksamer, Jose Maria Alapont, Daniel A. Ninivaggi and Marc F. Gustafson, and to enable Shareholders to vote for the Oshkosh nominees other than [ ]. Therefore, should a Shareholder so authorize us, we will cast votes for our six Nominees and seven Oshkosh nominees. None of such Oshkosh nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

     If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

     Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Messrs. Krongard, Alapont and Gustafson are each party to a Nominee Agreement, substantially in the form attached hereto as Annex B, pursuant to which Icahn Capital has agreed to pay certain fees to each of Messrs. Krongard and Gustafson and to indemnify each of Messrs. Krongard, Alapont and Gustafson with respect to certain costs incurred by each such

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

Nominee in connection with the proxy contest relating to the Annual Meeting. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement (which, among other things, provides for a payment to each of Messrs. Krongard and Gustafson of $25,000), none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Each of Messrs. Krongard, Alapont and Gustafson has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement. Messrs. Intrieri and Alapont has an interest in the election of directors at the Annual


Meeting indirectly through their respective ownership interest in Icahn Partners and Mr. Ninivaggi has an interest in the election of directors at the Annual Meeting indirectly through his ownership of certain options to purchase depositary units of Icahn Enterprises L.P.

     The Nominees would not be barred from being considered independent under the independence requirements of the New York Stock Exchange and the independence standards applicable to Oshkosh under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

MR. A.B. KRONGARD, age 75

     Mr. Krongard's principal occupation is serving as an outside director on the Global Board of DLA Piper. DLA Piper is one of the world's largest law firms with over 2,800 lawyers in 49 offices in 18 countries. In addition, he is the Lead Director of Under Armour Inc. where he chairs the Audit Committee. He is also a member of the Board of Iridium Communications Inc. and In-Q-Tel. He serves as Vice Chairman of the Johns Hopkins Health System, Chairman of The Baltimore Police Foundation and member of the audit committee of Apollo Global Management, LLC. Mr. Krongard retired from the Central Intelligence Agency on November 30, 2004 where he had been Executive Director since March, 2001. Prior to this appointment, Mr. Krongard served as Counselor to the Director of Central Intelligence from February 2, 1998, after a 29-year career in investment banking. Mr. Krongard had previously worked in various capacities at Alex. Brown Incorporated, the nation's oldest investment banking firm. In 1991, he was elected as Chief Executive Officer and assumed the additional duties of Chairman of the Board in 1994. Upon the merger of Alex Brown with Bankers Trust Corporation in September 1997, Mr. Krongard became Vice Chairman of the Board of Bankers Trust and served in such capacity until joining the Central Intelligence Agency. Mr. Krongard served as Chairman of the Securities Industry Association in 1996 and was named the Outstanding Executive in the financial services industry in 1995 and 1996 by Financial World. In 1997, he received the Golden Plate Award from the American Academy of Achievement. Mr. Krongard received an A.B. Degree with honors from Princeton University in 1958 and a Juris Doctor Degree with honors from the University of Maryland School of Law in 1975. Mr. Krongard does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. The business address of Mr. Krongard is 1400 West Seminary Avenue, Lutherville, Maryland 21093.

     Based upon Mr. Krongard's experience as a leader in both the private and public sectors, having served as Chairman and Chief Executive Officer of Alex. Brown Incorporated, the nation's oldest investment banking firm, and as Executive Director of the Central Intelligence Agency, the Icahn Parties believe that Mr. Krongard has the requisite set of skills to serve as a Board member of Oshkosh.

MR. VINCENT J. INTRIERI, age 56

     Mr. Intrieri's principal occupation is serving as Senior Vice President of Icahn Enterprises G.P. and Senior Managing Director of Icahn Capital L.P. Mr. Intrieri served as a Senior Managing Director of Icahn Capital Management L.P. from August 8, 2007 until December 31, 2007. From January 1, 2008 to September 30, 2011, Mr. Intrieri served as a Senior Managing Director of Icahn Capital L.P., the entity through which Carl C. Icahn manages investment funds and since October 1, 2011, Mr. Intrieri has served as Senior Vice President of Icahn Enterprises G.P. and Senior Managing Director of Icahn Capital L.P. Since November 2004, Mr. Intrieri has been a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners, and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master III. Mr. Intrieri has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. since July 2006. Since November 2005, Mr. Intrieri has been a director of WestPoint International, Inc., a manufacturer and distributor of home fashion consumer products. Mr. Intrieri also serves on the board of directors of FederalMogul Corporation, a supplier of automotive products. Since December 2007, Mr. Intrieri has been chairman of the board and a director of PSC Metals, Inc. and, since December 2006, he has been a director of National Energy Group, Inc. Since January 1, 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp. and High River Limited Partnership, entities primarily engaged in the business of holding and investing in securities. From April 2005 through September 2008, Mr. Intrieri served as the President and Chief Executive Officer of Philip Services Corporation, an industrial services company. Since August 2005, Mr. Intrieri has served as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars. From March 2005 to December 2005, Mr. Intrieri was a Senior Vice President, the Treasurer and the Secretary of American Railcar Industries. Since April 2003, Mr. Intrieri has been chairman of the board of directors and a director of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. Since March 2011, Mr. Intrieri has served as a director of Dynegy Inc., a company primarily engaged in the production and sale of electric energy, capacity and ancillary services. From November 2006 to November 2008, Mr. Intrieri served on the board of directors of Lear Corporation, a global supplier of automotive seating and electrical power management systems and components. From August 2008 through September 2009, Mr. Intrieri was a director of WCI Communities, Inc., a homebuilding company. Mr. Intrieri also serves on the board of directors of XO Holdings, LLC, a telecommunications company. Since January 4, 2011, Mr. Intrieri has been a director of Motorola Solutions, Inc., a provider of communication products and services. With respect to each company mentioned above, Mr. Carl Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Intrieri is a certified public accountant. Except as described herein, Mr. Intrieri does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Intrieri's business address is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, New York 10153.

     Based upon Mr. Intrieri's significant experience as a director of various companies which enables him to understand the complex business and financial issues that a company may face, the Icahn Parties believe that Mr. Intrieri has the requisite set of skills to serve as a Board member of Oshkosh.

MR. SAMUEL MERKSAMER, age 31

     Mr. Merksamer's principal occupation is serving as an investment analyst at Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., since May 2008. In that capacity, Mr. Merksamer is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital. Mr. Merksamer also serves as a director of Dynegy Inc., Viskase Companies, Inc., American Railcar Industries Inc., PSC Metals Inc. and Federal-Mogul Corporation. Viskase Companies, PSC Metals, American Railcar Industries Inc. and Federal-Mogul are each, directly or indirectly, controlled by Carl C. Icahn. Mr. Icahn also has an interest in Dynegy Inc. through the ownership of securities. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management, a hedge fund management company, where he focused on high yield and distressed investments. Mr. Merksamer received an A.B. in Economics from Cornell University in 2002. Mr. Merksamer does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Merksamer's business address is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, New York 10153.

     Based upon Mr. Merksamer's strong record as a financial analyst and his service on a number of public and private boards, which has provided him with a broad understanding of the operational, financial and strategic issues facing public and private companies, the Icahn Parties believe that Mr. Merksamer has the requisite set of skills to serve as a Board member of Oshkosh.

MR. JOSE MARIA ALAPONT, age 61

     Mr. Alapont's principal occupation is serving as the president, chief executive officer and a director of FederalMogul Corporation, a supplier of automotive products, since March 2005. Mr. Alapont served as chairman of the board of directors of FederalMogul from 2005 to 2007. He has more than 35 years of global leadership experience in both vehicle manufacturers and suppliers with business and operations responsibilities in the Americas, Asia Pacific, Europe, Middle East and Africa regions. Mr. Alapont, between 2003 and 2005, was chief executive officer and a member of the board of directors of IVECO, the commercial trucks and vans, public and commercial buses, recreational, special off-road, firefighting, defense and military vehicles company of the Fiat Group. He also became a member of the Fiat Group Executive Committee, the company's strategy and policymaking group. Mr. Alapont served in various key executive positions at Delphi Corporation, a global automotive supplier from 1997 to 2003. He began at Delphi as executive director of international operations. In 1999, Mr. Alapont was named president of Delphi Europe, Middle East and Africa and a vice president of Delphi Corporation and also became a member of the Delphi Strategy Board, the company's top policymaking group. In 2003, Mr. Alapont was named president of Delphi's international operations, and vice president of sales and marketing.

     Mr. Alapont, from 1990 to 1997, served in several executive roles and was a member of the Strategy Board at Valeo, a global automotive supplier. He started at Valeo as managing director of engine cooling systems, Spain. In 1991, Mr. Alapont was named executive director of Valeo's worldwide heavy-duty engine cooling operations. In 1992, he became group vice president of Valeo's worldwide clutch and transmission components division. He was named group vice president of the company's worldwide lighting systems division in 1996. Mr. Alapont began and developed his automotive career from 1974 to 1989 at Ford Motor Company, and over the course of 15 years, starting at Ford of Spain, progressed through different management and executive positions in quality, testing and validation, manufacturing and purchasing positions at Ford of Europe. Mr. Alapont earned degrees in industrial engineering from the Technical School of Valencia in Spain and in philology from the University of Valencia in Spain. Except as described herein, Mr. Alapont does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Alapont's business address is c/o FederalMogul Corporation, 26555 Northwestern Highway, Southfield, Michigan 48033.

     Based upon Mr. Alapont's experience as a highly accomplished executive with more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, the Icahn Parties believe that Mr. Alapont has the requisite set of skills to serve as a Board member of Oshkosh.

MR. DANIEL A. NINIVAGGI, age 47

     Mr. Ninivaggi's principal occupation is serving as the President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 5, 2010, and as its Principal Executive Officer, or chief executive, since August 4, 2010. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 through 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Lear Corporation filed for bankruptcy in July 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. From December 2009 to May 2011, Mr. Ninivaggi has also served as a director of CIT Group Inc., a bank holding company. Mr. Ninivaggi also serves as a director of FederalMogul Corporation, a supplier of automotive products, and XO Holdings, LLC, a telecommunications company. Since December 2010, Mr. Ninivaggi has served as a director of Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions. Since January 6, 2011, Mr. Ninivaggi has also served as the Interim President and Interim Chief Executive Officer and a director of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts. With respect to Icahn Enterprises L.P., Icahn Enterprises G.P. Inc., FederalMogul Corporation, XO Holdings, LLC, Motorola Mobility Holdings, Inc. and Tropicana Entertainment Inc., Mr. Carl Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Except as described herein, Mr. Ninivaggi does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Ninivaggi's business address is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, New York 10153.

     Based upon Mr. Ninivaggi's strong background in operations and management having served in various executive roles and having served on a number of public and private boards, the Icahn Parties believe that Mr. Ninivaggi has the requisite set of skills to serve as a Board member of Oshkosh.

MR. MARC F. GUSTAFSON, age 59

     Mr. Gustafson's principal occupation is serving as the principal of Gustafson Consulting Group which he founded in 2008. Gustafson Consulting Group specializes in management consulting for companies in the transportation and related industries. Mr. Gustafson also provides litigation support and expert testimony in cases involving the transportation industry. Mr. Gustafson's transportation industry expertise includes the heavy truck industry, which began in 1975, as the owner of Mack dealerships in Florida. He owned and operated the dealerships for seventeen years. In 1991, he joined Mack Trucks, Inc. as its Executive Vice President of Sales and Marketing. In that position, he was responsible for all North and Latin American commercial operations for Mack. In 1996, he joined Volvo Trucks North America as its President and Chief Executive Officer. During his tenure at Volvo, he was appointed Chairman of Volvo's global truck marketing and business development committee, and was involved in Volvo's strategic efforts to acquire other companies in the heavy truck industry, including his former employer Mack Trucks, Inc., as well as Arrow Truck Sales, Inc. and Petro Truck Stops. In 2003, he ran Freightliner Corporation's American LaFrance subsidiary, which builds fire emergency vehicles. Then in 2004, he joined Federal Signal Corporation to run its fire emergency vehicle subsidiaries, E-One and Bronto Skylift. He left Federal Signal in 2007 and, a year later, founded Gustafson Consulting Group. Mr. Gustafson is also a former board member of the American Trucking Association, Volvo Cars, NA and Habitat for Humanity, Charleston. He graduated from Berry College with a BS degree in 1974. Mr. Gustafson does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. The business address of Mr. Gustafson is 754 Bear Left, Asheville, NC 28805.

     Based upon Mr. Gustafson's long and successful career in the transportation industry, particularly the heavy truck industry, having served as an executive officer of various companies in that industry, the Icahn Parties believe that Mr. Gustafson has the requisite set of skills to serve as a Board member of Oshkosh.

     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON AND THE OSHKOSH NOMINEES OTHER THAN [ ], [ ], [ ], [ ], [ ] and [ ].

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     According to Oshkosh's Proxy Statement, Oshkosh is soliciting proxies with respect to four other proposals. Please refer to Oshkosh's Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES OF COMMON STOCK REPRESENTED BY YOUR GOLD PROXY CARD [ ] PROPOSAL 2 LISTED BELOW, [ ] PROPOSAL 3 LISTED BELOW, [ ] PROPOSAL 4 LISTED BELOW, AND [ ] PROPOSAL 5 LISTED BELOW.

PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN
              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OSHKOSH'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012

     According to Oshkosh's Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as Oshkosh's independent auditors for the fiscal year ending September 30, 2012. Please refer to Oshkosh's Proxy Statement for a discussion of Proposal 2. The Participants intend to vote, and recommend that you vote, [ ] Proposal 2.

PROPOSAL 3 -- TO CONSIDER AN ADVISORY VOTE ON THE COMPENSATION OF OSHKOSH'S
              NAMED EXECUTIVE OFFICERS

     According to Oshkosh's Proxy Statement, the Company will also solicit proxies with respect to a proposal for the Shareholders to approve, on an advisory basis, the compensation of Oshkosh's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation SK promulgated under the Securities Exchange Act of 1934, as amended, including in the Compensation Discussion and Analysis section and compensation tables and narrative discussion contained in Oshkosh's Proxy Statement. Please refer to Oshkosh's Proxy Statement for a discussion of Proposal 3. The Participants intend to vote, and recommend that you vote, [ ] Proposal 3.

PROPOSAL 4 -- APPROVAL  OF  AN  AMENDMENT  AND  RESTATEMENT  OF OSHKOSH'S 2009
              INCENTIVE  STOCK  AND  AWARDS  PLAN

     According to Oshkosh's Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve an amendment and restatement of Oshkosh's 2009 Incentive Stock and Awards Plan. Please refer to Oshkosh's Proxy Statement for a discussion of Proposal 4. The Participants intend to vote, and recommend that you vote, [ ] Proposal 4.

PROPOSAL  5 -- SHAREHOLDER  PROPOSAL

     According to Oshkosh's Proxy Statement, the Company will submit to the Shareholders for their approval a proposal submitted by an Oshkosh shareholder that the Shareholders approve a resolution requesting that the Oshkosh Board undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting (to the fullest extent permitted by law). Please refer to Oshkosh's Proxy Statement for a discussion of Proposal 5. The Participants intend to vote, and recommend that you vote, [ ] Proposal 5.

OTHER  PROPOSALS

     The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING  PROCEDURES

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, holders of shares of Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, in a contested election of directors, plurality voting applies in the election of directors. According to Oshkosh's Proxy Statement, the Chairman of the Oshkosh Board has determined that the election at the Annual Meeting is a contested election because nomination of the Nominees by the Icahn Parties would result in more persons nominated to serve as a director than Board seats available. Accordingly, pursuant to Oshkosh's ByLaws, plurality voting will apply at the Annual Meeting. Plurality voting means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares of Common Stock not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors.

     A quorum must be present, in person or by proxy, in order for the Company to hold the Annual Meeting. A quorum is the presence by person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The shares of Common Stock represented by a proxy marked "withhold" or "abstain" and broker non-votes (as described below) will be considered present at the Annual Meeting for purposes of determining a quorum.

BROKER NON-VOTES

     If you hold your shares of Common Stock through a bank, broker or other nominee and do not provide voting instructions to the record holder of the shares of Common Stock, your shares of Common Stock will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a "broker non-vote" occurs. Shares of Common Stock constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether Shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

     The election of directors at the Annual Meeting is a "non-routine matter" and brokers do not have discretionary authority to vote your shares of Common Stock on "non-routine matters." Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your shares of Common Stock for the election of directors at the Annual Meeting and your shares of Common Stock will not be voted for the election of directors. If your shares of Common Stock are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares of Common Stock by following the instructions provided on the voting instruction card.

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, in order for the Shareholders to approve Proposal 2 - RATIFICATION OF THE
APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OSHKOSH'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012 - the votes cast "FOR" Proposal 2 must exceed the votes cast "AGAINST" Proposal 2. Abstentions and broker nonvotes do not constitute a vote "FOR" or "AGAINST" Proposal 2 and will be disregarded in the calculation of "votes cast." Brokers are not entitled to vote on Proposal 2 in the absence of voting instructions from the beneficial owner.

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, the Shareholder vote on Proposal 3 - TO CONSIDER AN ADVISORY VOTE ON THE COMPENSATION OF OSHKOSH'S NAMED EXECUTIVE OFFICERS - is advisory and will not be binding on the Oshkosh Board. However, in order to be approved by the Shareholders on an advisory basis, the votes cast "FOR" Proposal 3 must exceed the votes cast "AGAINST" Proposal 3. Abstentions and broker nonvotes do not constitute a vote "FOR" or "AGAINST" Proposal 3 and will be disregarded in the calculation of "votes cast." Brokers are not entitled to vote on Proposal 3 in the absence of voting instructions from the beneficial owner.

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, in order for the Shareholders to approve Proposal 4 - APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OSHKOSH'S 2009 INCENTIVE STOCK AND AWARDS PLAN - the votes cast "FOR" Proposal 4 must exceed the votes cast "AGAINST" Proposal 4, provided that a majority of the outstanding shares of Common Stock are voted on Proposal 4. Abstentions and broker nonvotes do not constitute a vote "FOR" or "AGAINST" Proposal 4 and will be disregarded in the calculation of "votes cast." Brokers are not entitled to vote on Proposal 4 in the absence of voting instructions from the beneficial owner.

     According to Oshkosh's Proxy Statement, the By-laws and applicable law, in order for the Shareholders to approve Proposal 5 - SHAREHOLDER PROPOSAL - the votes cast "FOR" Proposal 5 must exceed the votes cast "AGAINST" Proposal 5. Abstentions and broker nonvotes do not constitute a vote "FOR" or "AGAINST" Proposal 5 and will be disregarded in the calculation of "votes cast." Brokers are not entitled to vote on Proposal 5 in the absence of voting instructions from the beneficial owner. Proposal 5 must be properly presented at the Annual Meeting to be voted upon.

     As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

     1. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;

     2. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record.

     3. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or

     4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Shareholders who wish to vote in person at the Annual Meeting. If you hold your shares of Common Stock through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Shareholders will be required to provide the unique control number which has been printed on each Shareholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Shareholders submitting proxies by telephone or at the designated website for those Shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, postage-paid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) FOR A.B. KRONGARD FOR DIRECTOR; (II) FOR VINCENT
J. INTRIERI FOR DIRECTOR; (III) FOR SAMUEL MERKSAMER FOR DIRECTOR; (IV) FOR JOSE MARIA ALAPONT FOR DIRECTOR; (V) FOR DANIEL A. NINIVAGGI FOR DIRECTOR; (VI) FOR MARC F. GUSTAFSON FOR DIRECTOR; (VII) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY OSHKOSH TO SERVE AS DIRECTORS, OTHER THAN [ ], [ ], [ ], [ ], [ ] AND [ ];
(VIII)  [  ]  THE  APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE &
TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OSHKOSH'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012; (IX) [ ] THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF OSHKOSH'S NAMED EXECUTIVE OFFICERS; (X) [ ] THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OSHKOSH'S 2009 INCENTIVE STOCK AND AWARDS PLAN; (XI) [] THE APPROVAL OF THE SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER ACTION BY WRITTEN CONSENT; AND (XII) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERAGE FIRMS CALL:  (212) 269-5550

PROXY  PROCEDURES

     IN ORDER TO SUPPORT THE NOMINEES AND VOTE AS RECOMMENDED BY THE PARTICIPANTS AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

     The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares of Common Stock on the GOLD proxy card, even if you sell such shares of Common Stock after the Record Date.

     IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IF YOU WISH TO SUPPORT THE NOMINEES AND VOTE AS RECOMMENDED BY THE PARTICIPANTS AT THE ANNUAL MEETING PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

     Any  Shareholder  of  record  may  revoke  or  change  his  or  her  proxy instructions  at  any  time  prior  to  the  vote  at  the  Annual  Meeting  by:

     - submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any white proxy cards which you may have submitted to Oshkosh;

     - submitting a properly executed, subsequently dated WHITE proxy card that will revoke all prior proxy cards, including any gold proxy cards which you may have submitted to Oshkosh;

     - instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card);

     - attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

     - delivering written notice of revocation either to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or the Corporate Secretary of Oshkosh.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO OSHKOSH, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU
WOULD LIKE YOUR SHARES OF COMMON STOCK VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE CORPORATE SECRETARY OF THE COMPANY.

     If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote the shares of Common Stock in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

     Although a revocation is effective if delivered to Oshkosh, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Icahn Parties will be aware of all revocations.

COST AND METHOD OF SOLICITATION

     Solicitation of proxies will be made by Messrs. Icahn, Krongard, Intrieri, Merksamer, Alapont, Ninivaggi and Gustafson.

     Icahn Capital has retained D.F. King & Co., Inc. ("D.F. King") to conduct the solicitation, for which D.F. King is to receive a fee of up to [ ]. Icahn Capital has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to 100 persons to solicit proxies from Oshkosh's Shareholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately to date, and is estimated to be [ ] in total.

     The Icahn Parties will pay all costs associated with this solicitation. The Icahn Parties do not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Oshkosh.

ADDITIONAL INFORMATION

     Certain information regarding the securities of Oshkosh held by Oshkosh's directors, management and 5% Shareholders is contained in Oshkosh's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders of Oshkosh must be received by Oshkosh for inclusion in the Oshkosh' Proxy Statement and form of proxy for that meeting is also contained in Oshkosh's Proxy Statement. This information is expected to be contained in Oshkosh's public filings. The Participants take no responsibility for the accuracy or completeness of such information contained in Oshkosh's public filings.


Date:  [ ]

                                             CARL C. ICAHN
                                             A.B. KRONGARD
                                             VINCENT J. INTRIERI
                                             SAMUEL MERKSAMER
                                             JOSE  MARIA ALAPONT
                                             DANIEL A. NINIVAGGI
                                             MARC F. GUSTAFSON
                                             ICAHN PARTNERS LP
                                             ICAHN PARTNERS MASTER FUND LP
                                             ICAHN PARTNERS MASTER FUND II L.P.
                                             ICAHN PARTNERS MASTER FUND III L.P.
                                             HIGH RIVER LIMITED PARTNERSHIP
                                             HOPPER INVESTMENTS LLC
                                             BARBERRY CORP.
                                             ICAHN ONSHORE LP
                                             ICAHN OFFSHORE LP
                                             ICAHN CAPITAL L.P.
                                             IPH GP LLC
                                             ICAHN ENTERPRISES HOLDINGS L.P.
                                             ICAHN ENTERPRISES G.P. INC.
                                             BECKTON CORP.

                                                                         ANNEX A

                     SECURITY OWNERSHIP OF THE PARTICIPANTS

(1) TITLE OF          (2) NAME OF          (3) AMOUNT OF         (4) PERCENT OF
    CLASS                 BENEFICIAL           BENEFICIAL            CLASS (2)
                          OWNER (1)            OWNERSHIP
    --------              ----------           ----------            ----------
Common Stock, par         High River            1,733,054              1.90%
value $0.01 per
share ("Shares")

Shares                    Icahn Partners        2,654,644              2.90%

Shares                    Icahn Master          2,867,004              3.14%

Shares                    Icahn Master II         982,896              1.08%

Shares                    Icahn Master III        427,662              0.47%
_________________________
(1) Please note that each shareholder listed in this table is, as of November 23, 2011, the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership and Beneficial Owners."
(2) Please note that percentages of ownership set forth in this column were calculated based on the 91,421,701 Shares stated to be outstanding as of November 11, 2011 by the Corporation in the Corporation's Form 10K filed for the fiscal year ended September 30, 2011.

           DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore and the Icahn Parties, the "Beneficial Owners" and each of them a "Beneficial Owner." As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Beneficial Owners.

     The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and
(ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153. The principal business address of Icahn
Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The principal business address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The principal business address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The principal business address of Icahn Master III is c/o Walkers SPV Limited, Walker House,
87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The principal business address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master
III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn
Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries. Each of High River, Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River are primarily engaged in the business of investing in securities.

     The Beneficial Owners may be deemed to beneficially own, in the aggregate, 8,665,260 Shares, representing approximately 9.48% of the Corporation's outstanding Shares (based upon the 91,421,701 Shares stated to be outstanding as of November 11, 2011 by the Corporation in the Corporation's Form 10-K filed for the fiscal year ended September 30, 2011).

     High River has sole voting power and/or sole dispositive power with regard to 1,733,054 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 2,654,644
Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 2,867,004 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 982,896 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 427,662 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 1,733,054 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 2,654,644 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 4,277,562 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

                            TWO YEAR SUMMARY TABLE:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by the Participants and by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase and sale.


NAME                      DATE           SHARES PURCHASED/CALL OPTIONS EXERCISED
----                      ----           ---------------------------------------
High River             4/29/2011                            20,640
High River             4/29/2011                           114,440
High River             5/02/2011                           108,012
High River             5/02/2011                             6,520
High River             5/03/2011                           120,001
High River             5/03/2011                               980
High River             5/04/2011                            55,000
High River             6/28/2011                            12,824
High River             6/29/2011                             1,460
High River             6/30/2011                            60,000
High River             8/31/2011                         1,233,177 (3)

Icahn Partners         4/29/2011                            31,710
Icahn Partners         4/29/2011                           175,821
Icahn Partners         5/02/2011                           164,869
Icahn Partners         5/02/2011                             9,989
Icahn Partners         5/03/2011                           183,831
Icahn Partners         5/03/2011                             1,503
Icahn Partners         5/04/2011                            84,255
Icahn Partners         6/28/2011                            19,643
Icahn Partners         6/29/2011                             2,236
Icahn Partners         6/30/2011                            91,906
Icahn Partners         8/31/2011                        1,888,8813 (3)

Icahn Master           4/29/2011                            33,915
Icahn Master           4/29/2011                           188,043
Icahn Master           5/02/2011                           180,077
Icahn Master           5/02/2011                            10,783
Icahn Master           5/03/2011                           198,462
Icahn Master           5/03/2011                             1,621
Icahn Master           5/04/2011                            90,961
Icahn Master           6/28/2011                            21,215
Icahn Master           6/29/2011                             2,415
Icahn Master           6/30/2011                            99,258
Icahn Master           8/31/2011                        2,040,2543 (3)

Icahn Master II        4/29/2011                            11,810
Icahn Master II        4/29/2011                            65,483
Icahn Master II        5/02/2011                            60,685
Icahn Master II        5/02/2011                             3,701
Icahn Master II        5/03/2011                            68,112
Icahn Master II        5/03/2011                               556
Icahn Master II        5/04/2011                            31,218
Icahn Master II        6/28/2011                             7,273
Icahn Master II        6/29/2011                               828
Icahn Master II        6/30/2011                            34,029
Icahn Master II        8/31/2011                          699,2013 (3)

Icahn Master III       4/29/2011                             5,125
Icahn Master III       4/29/2011                            28,413
Icahn Master III       5/02/2011                            26,416
Icahn Master III       5/02/2011                             1,607
Icahn Master III       5/03/2011                            29,597
Icahn Master III       5/03/2011                               240
Icahn Master III       5/04/2011                            13,566
Icahn Master III       6/28/2011                             3,164
Icahn Master III       6/29/2011                               361
Icahn Master III       6/30/2011                            14,807
Icahn Master III       8/31/2011                          304,3663 (3)
_________________________
(3) The Icahn Parties acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Shares of Common Stock purchased by each of the Icahn Parties are maintained in margin accounts that include positions in securities in addition to the shares. As of November 22, 2011, the indebtedness of (i) High River's margin account was approximately $468 million, (ii) Icahn Partners' margin account was approximately $771 million, (iii) Icahn Master's margin account was approximately $790 million, (iv) Icahn Master II's margin account was approximately $242 million, and (v) Icahn Master III's margin account was approximately $111 million.

                                                                         ANNEX A
                                                                  ATTACHMENT 1-A

The following are American call options purchased by the Icahn Parties, which were written by UBS AG with a $19.84 strike price and an expiration date of May 3, 2013, and which provided for physical settlement. These are further described in the chart set forth below. On August 31, 2011, the Icahn Parties exercised all of their respective call options.

                                                                  OPTION PREMIUM
NAME                    DATE                 QUANTITY             PAID ($)
----                    ----                 ---------            --------------
High River           5/05/2011                100,000              1,068,350.00
High River           5/06/2011                140,000              1,498,350.00
High River           5/09/2011                 77,160                822,371.28
High River           5/10/2011                 55,000                590,386.50
High River           5/11/2011                112,164              1,164,419.35
High River           6/20/2011                145,000                895,723.00
High River           6/21/2011                170,338              1,215,157.22
High River           6/22/2011                146,643              1,126,907.46
High River           6/23/2011                 75,870                545,573.58
High River           6/24/2011                106,002                840,988.07
High River           6/27/2011                100,000                800,810.00
High River           6/30/2011                  5,000                 45,665.50

Icahn Partners       5/05/2011                153,195              1,636,658.78
Icahn Partners       5/06/2011                214,470              2,295,365.18
Icahn Partners       5/09/2011                118,204              1,259,818.23
Icahn Partners       5/10/2011                 84,256                904,429.18
Icahn Partners       5/11/2011                171,827              1,783,804.82
Icahn Partners       6/20/2011                221,962              1,371,148.06
Icahn Partners       6/21/2011                260,919              1,861,343.96
Icahn Partners       6/22/2011                224,623              1,726,160.37
Icahn Partners       6/23/2011                116,217                835,704.83
Icahn Partners       6/24/2011                162,371              1,288,202.80
Icahn Partners       6/27/2011                153,177              1,226,656.73
Icahn Partners       6/30/2011                  7,660                 69,959.55

Icahn Master        05/05/2011                165,384              1,766,879.96
Icahn Master        05/06/2011                231,538              2,478,035.45
Icahn Master        05/09/2011                127,610              1,360,067.38
Icahn Master        05/10/2011                 90,962                976,413.40
Icahn Master        05/11/2011                185,500              1,925,749.70
Icahn Master        06/20/2011                240,302              1,484,441.57
Icahn Master        06/21/2011                281,792              2,010,247.77
Icahn Master        06/22/2011                242,592              1,864,246.74
Icahn Master        06/23/2011                125,512                902,544.24
Icahn Master        06/24/2011                175,359              1,391,245.70
Icahn Master        06/27/2011                165,431              1,324,787.99
Icahn Master        06/30/2011                  8,272                 75,549.00

Icahn Master II     05/05/2011                 56,760                606,395.46
Icahn Master II     05/06/2011                 79,462                850,442.06
Icahn Master II     05/09/2011                 43,797                466,788.43
Icahn Master II     05/10/2011                 31,216                335,081.91
Icahn Master II     05/11/2011                 63,666                660,942.21
Icahn Master II     06/20/2011                 81,827                505,478.11
Icahn Master II     06/21/2011                 96,607                689,175.02
Icahn Master II     06/22/2011                 83,168                639,121.13
Icahn Master II     06/23/2011                 43,029                309,417.24
Icahn Master II     06/24/2011                 60,119                476,966.11
Icahn Master II     06/27/2011                 56,715                454,179.39
Icahn Master II     06/30/2011                  2,835                 25,892.34

Icahn Master III    05/05/2011                 24,661                263,465.79
Icahn Master III    05/06/2011                 34,530                369,557.33
Icahn Master III    05/09/2011                 19,029                202,811.08
Icahn Master III    05/10/2011                 13,566                145,621.51
Icahn Master III    05/11/2011                 27,661                287,159.91
Icahn Master III    06/20/2011                 35,909                221,824.26
Icahn Master III    06/21/2011                 42,033                299,855.02
Icahn Master III    06/22/2011                 36,187                278,086.24
Icahn Master III    06/23/2011                 18,722                134,628.03
Icahn Master III    06/24/2011                 26,158                207,529.72
Icahn Master III    06/27/2011                 24,677                197,615.88
Icahn Master III    06/30/2011                  1,233                 11,261.11

                                                                         ANNEX A
                                                                  ATTACHMENT 1-B

The following are European put options which were written by the Icahn Parties to UBS AG and had a $19.84 strike price and an expiration date of the earlier of May 3, 2013 or the date on which the corresponding American-style call option described in Annex A, Attachment 1-A is exercised, and provided for cash settlement only and are further described in the chart set forth below. On August 31, 2011, the Icahn Parties exercised all of the call options described in Annex A, Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

                                                                  OPTION PREMIUM
NAME                    DATE                 QUANTITY             RECEIVED ($)
----                    ----                 ---------            --------------
High River           5/05/2011                100,000               1,000.00
High River           5/06/2011                140,000               1,400.00
High River           5/09/2011                 77,160                 771.60
High River           5/10/2011                 55,000                 550.00
High River           5/11/2011                112,164               1,121.64
High River           6/20/2011                145,000               1,450.00
High River           6/21/2011                170,338               1,703.38
High River           6/22/2011                146,643               1,466.43
High River           6/23/2011                 75,870                 758.70
High River           6/24/2011                106,002               1,060.02
High River           6/27/2011                100,000               1,000.00
High River           6/30/2011                  5,000                  50.00

Icahn Partners       5/05/2011                153,195               1,531.95
Icahn Partners       5/06/2011                214,470               2,144.70
Icahn Partners       5/09/2011                118,204               1,182.04
Icahn Partners       5/10/2011                 84,256                 842.56
Icahn Partners       5/11/2011                171,827               1,718.27
Icahn Partners       6/20/2011                221,962               2,219.62
Icahn Partners       6/21/2011                260,919               2,609.19
Icahn Partners       6/22/2011                224,623               2,246.23
Icahn Partners       6/23/2011                116,217               1,162.17
Icahn Partners       6/24/2011                162,371               1,623.71
Icahn Partners       6/27/2011                153,177               1,531.77
Icahn Partners       6/30/2011                  7,660                  76.60

Icahn Master         5/05/2011                165,384               1,653.84
Icahn Master         5/06/2011                231,538               2,315.38
Icahn Master         5/09/2011                127,610               1,276.10
Icahn Master         5/10/2011                 90,962                 909.62
Icahn Master         5/11/2011                185,500               1,855.00
Icahn Master         6/20/2011                240,302               2,403.02
Icahn Master         6/21/2011                281,792               2,817.92
Icahn Master         6/22/2011                242,592               2,425.92
Icahn Master         6/23/2011                125,512               1,255.12
Icahn Master         6/24/2011                175,359               1,753.59
Icahn Master         6/27/2011                165,431               1,654.31
Icahn Master         6/30/2011                  8,272                  82.72

Icahn Master II      5/05/2011                 56,760                 567.60
Icahn Master II      5/06/2011                 79,462                 794.62
Icahn Master II      5/09/2011                 43,797                 437.97
Icahn Master II      5/10/2011                 31,216                 312.16
Icahn Master II      5/11/2011                 63,666                 636.66
Icahn Master II      6/20/2011                 81,827                 818.27
Icahn Master II      6/21/2011                 96,607                 966.07
Icahn Master II      6/22/2011                 83,168                 831.68
Icahn Master II      6/23/2011                 43,029                 430.29
Icahn Master II      6/24/2011                 60,119                 601.19
Icahn Master II      6/27/2011                 56,715                 567.15
Icahn Master II      6/30/2011                  2,835                  28.35

Icahn Master III     5/05/2011                 24,661                 246.61
Icahn Master III     5/06/2011                 34,530                 345.30
Icahn Master III     5/09/2011                 19,029                 190.29
Icahn Master III     5/10/2011                 13,566                 135.66
Icahn Master III     5/11/2011                 27,661                 276.61
Icahn Master III     6/20/2011                 35,909                 359.09
Icahn Master III     6/21/2011                 42,033                 420.33
Icahn Master III     6/22/2011                 36,187                 361.87
Icahn Master III     6/23/2011                 18,722                 187.22
Icahn Master III     6/24/2011                 26,158                 261.58
Icahn Master III     6/27/2011                 24,677                 246.77
Icahn Master III     6/30/2011                  1,233                  12.33

                                                                         ANNEX B

                          [FORM OF NOMINEE AGREEMENT]

                                ICAHN CAPITAL LP

                                November 3, 2011

To the undersigned potential nominee:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Oshkosh Corporation ("Oshkosh") in connection with a proxy contest with management of Oshkosh in respect of the election of directors of Oshkosh at the 2012 Annual
Meeting of Stockholders of Oshkosh (the "Annual Meeting"), expected to be held on or about February 2012, or a special meeting of stockholders of Oshkosh called for a similar purpose (the "Proxy Contest").

     Icahn Capital LP ("Icahn") agrees to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Oshkosh at the Annual Meeting or a special meeting of stockholders of Oshkosh called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Oshkosh, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest,
(ii) the settlement of the Proxy Contest by Icahn and Oshkosh, or (iii) the withdrawal of the Proxy Contest by Icahn (4).

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Oshkosh and for use in creating the proxy material to be sent to shareholders of Oshkosh and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Mark DiPaolo, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4361, Fax: (212) 688-1158, Email:
mdipaolo@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Oshkosh informing Oshkosh that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Oshkosh and, if elected, consent to serving as a director of Oshkosh. You also will make a statement in the attached instrument that if elected, you intend to tender a resignation effective upon your failure to receive the required vote for re-election at the next meeting at which you would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company's Amended and Restated Bylaws. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Oshkosh. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Oshkosh.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Oshkosh on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or
_________________________
(4)  This  paragraph  is  not  contained  in  Mr.  Alapont's  agreement.

subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Oshkosh' Board of Directors or for any actions taken by you as a director of Oshkosh, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn.
Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Oshkosh all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Oshkosh and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Oshkosh.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                              Very  truly  yours,


                                              ICAHN CAPITAL LP


                                              By:  __________________________
                                                   Name:  Edward  E.  Mattner
                                                   Title:  Authorized  Signatory




Agreed to and Accepted as
of the date first above written:


________________________________
Name:

                                   IMPORTANT
                                   ---------


     1. If your shares of Common Stock are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

     2. If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares of Common Stock.

     3. If you have already submitted a white proxy card to Oshkosh for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominee by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Oshkosh. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERAGE FIRMS CALL:  (212) 269-5550

            [PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]
                              OSHKOSH CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                              _____________, 2012
GOLD PROXY CARD                                                  GOLD PROXY CARD

THIS PROXY IS SOLICITED BY: CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP AND BECKTON CORP. (THE "PARTICIPANTS")

VOTING CONTROL NUMBER: ________________

        THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE
     YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD.
      WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF
                     VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

TELEPHONE VOTING               INTERNET VOTING               VOTING BY MAIL
This method of voting is     Visit the Internet voting    Simply sign and date
available for residents      website at http://www.        your proxy card and
of the US and Canada.  On    firstcoastresults.com/osk.   return it in the post-
a touch-tone telephone,      Have this proxy card ready   age-paid envelope to
call TOLL FREE [ ], 24       and follow the instructions  D.F. King & Co., Inc.,
hours a day, 7 days a        on your screen. You will     c/o _____. If you are
week. Have this proxy        incur only your usual Inter- voting by telephone or
card ready, then follow      net charges. Available 24    the Internet, please
the prerecorded instruc-     hours a day, 7 days a week   do not mail your proxy
tions. Your vote will be     until 10:00 a.m. (Central    card.
confirmed and cast as        Standard Time) on [ ], 2011.
you have directed. Avail-
able 24 hours a day, 7
days a week until 10:00
a.m. (Central Standard
Time) on [ ], 2011.

 DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY
                                      MAIL


  YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER
                THAN [   ] TO BE INCLUDED IN THE VOTING RESULTS.
                                  DETACH HERE

            [PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]
                              OSHKOSH CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                              _____________, 2012

GOLD PROXY CARD                                                  GOLD PROXY CARD

     THIS PROXY IS SOLICITED BY: CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP AND BECKTON CORP. (THE "PARTICIPANTS")

The undersigned hereby appoints and constitutes each of Vincent J. Intrieri and Samuel Merksamer (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Oshkosh Corporation ("Oshkosh") to be held on ____________, 2012 at 10:00 a.m. (Central Standard Time) at _______________, and at any adjournment or postponement or continuations thereof (the "Annual Meeting"), hereby revoking any proxies previously given, to vote all shares of Common Stock of Oshkosh held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: (I) FOR A.B. KRONGARD FOR DIRECTOR; (II) FOR VINCENT J. INTRIERI FOR DIRECTOR; (III) FOR SAMUEL MERKSAMER FOR DIRECTOR; (IV) FOR JOSE MARIA ALAPONT FOR DIRECTOR; (V) FOR DANIEL A. NINIVAGGI FOR DIRECTOR; (VI) FOR MARC F. GUSTAFSON FOR DIRECTOR; (VII) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY OSHKOSH TO SERVE AS DIRECTORS, OTHER THAN [ ], [ ], [ ], [ ], [ ] AND [ ]; (VIII) [ ] THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OSHKOSH'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2012; (IX) [ ] THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF OSHKOSH'S NAMED EXECUTIVE OFFICERS; (X) [ ] THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OSHKOSH'S 2009 INCENTIVE STOCK AND AWARDS PLAN; (XI) [] THE APPROVAL OF THE SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER ACTION BY WRITTEN CONSENT; AND (XII) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY THE PARTICIPANTS, ARE AVAILABLE FREE OF CHARGE ONLINE AT WWW.DFKING.COM/OSK.
                      SIGN, DATE AND MAIL YOUR PROXY TODAY
               UNLESS YOU HAVE VOTED BY TELEPHONE OR BY INTERNET,
               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

  IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER THAN 10:00 AM, CENTRAL STANDARD TIME, ON ______, 2012,
                    TO BE INCLUDED IN THE VOTING RESULTS.

            [PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]

                 [X]     PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE PARTICIPANTS RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

1.  Election of directors -- Nominees:     [ ]             [ ]             [ ]
     (01)  A.B. Krongard                   FOR  ALL   WITHHELD FROM      FOR ALL
     (02)  Vincent J. Intrieri             NOMINEES   ALL NOMINEES       EXCEPT
     (03)  Samuel Merksamer
     (04)  Jose Maria Alapont
     (05)  Daniel A. Ninivaggi
     (06)  Marc F. Gustafson

     PLUS the persons who have been nominated by Oshkosh to serve as directors, other than [ ], [ ], [ ], [ ], [ ] and [ ]. The Participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [ ], [ ], [ ], [ ], [ ] and [ ]. There is no assurance that any of the Oshkosh nominees, will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed by Oshkosh for the names, background, qualifications and other information concerning the Oshkosh nominees.

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY OSHKOSH TO SERVE AS DIRECTORS OTHER THAN [ ], [ ], [ ], [ ], [ ] and [ ] BY WRITING THE NAMES OF SUCH NOMINEES FOR WHOM YOU WISH TO WITHHOLD AUTHORITY BELOW. YOUR SHARES WILL BE THEN VOTED FOR THE REMAINING NOMINEE(S).
_______________________________________________________________________________

THE PARTICIPANTS RECOMMEND A VOTE "___" IN PROPOSAL 2 BELOW; "___" IN PROPOSAL 3 BELOW; "___" IN PROPOSAL 4 BELOW; AND "___" IN PROPOSAL 5 BELOW.

2.  Ratification of the appointment of Deloitte    [ ]       [ ]          [ ]
    & Touche LLP, an independent registered        FOR     AGAINST      ABSTAIN
    public accounting  firm, as Oshkosh's
    independent auditors for the fiscal year
    2012.

3.  Approval, by advisory vote, of Oshkosh's       [ ]       [ ]          [ ]
    executive  compensation.                       FOR     AGAINST      ABSTAIN

4.  Approval of amendment and restatement of       [ ]       [ ]          [ ]
    2009 Incentive Stock and Awards Plan.          FOR     AGAINST      ABSTAIN

5.  Consideration of a shareholder proposal, if    [ ]       [ ]          [ ]
    properly  presented, to permit shareholder     FOR     AGAINST      ABSTAIN
    action by less than unanimous written consent.

   Please  be  sure  to  sign  and  date  this  Proxy.


          -------------------------------------       --------------------------
          SIGNATURE(S)  OF  SHAREHOLDER(S)               DATE


          -------------------------------------       --------------------------
          SIGNATURE(S)  IF  HELD  JOINTLY                DATE


          ----------------------------------------------------------------------
          TITLE,  IF  ANY


     Please sign exactly as your name(s) appear on this proxy. When Shares are held jointly, each holder should sign. When signing as Executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.